SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 13, 2007 (July 9, 2007)

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010
(Commission File Number)	(IRS Employer Identification No.)

5840 El Camino Real, Suite 106 Carlsbad, California 92008	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include, but are not limited to statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” “exploring,” or similar expressions. No assurances can be given that the future results or events covered by such forward-looking statements will be achieved. Further, investors are cautioned that all forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements including but not limited to, risks of contract performance; risks of contract termination, either for default or for the convenience of the U.S. government; adverse results of U.S. government audits of our U.S. government contracts; risks associated with complex U.S. government procurement laws and regulations; delays in acceptance of delivery of government orders; and adverse changes in U.S. government spending priorities. In addition, please refer to the documents that we file with the SEC on Forms 10-K, 10-Q and 8-K. Our filings identify and address other important factors that could cause our financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. Copies of these filings may also be obtained by accessing our website (www.phoenixfootwear.com) or the SEC’s website (www.sec.gov). The registrant does not undertake any obligation to update any of the forward-looking statements after the date of this press release to conform to actual results.

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On July 9, 2007, the Defense Supply Center Philadelphia (the “DSCP”) of the United States Department of Defense awarded the registrant’s wholly-owned subsidiary, Altama Delta Corporation, a contract to furnish hot weather infantry combat boots. The contract contains an initial one year term with four one year extension options available to the DSCP. The contract is a fixed price with economic price adjustment, indefinite delivery, and indefinite quantity contract. The contract provides for a minimum of approximately 83,000 pairs and a maximum of approximately 337,000 pairs in contract year one for a maximum fixed price of approximately $20.4 million. It also provides for a minimum of approximately 61,000 pairs and a maximum of approximately 308,000 pairs in each of the next four contract option years. As a result, there can be no assurance of the ultimate number of combat boots that the DSCP will purchase under the contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Date: July 13, 2007	By:	/s/ Kenneth E. Wolf
	Name:	Kenneth E. Wolf
	Title:	Chief Financial Officer